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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 23, 2003
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                  1-4389                  06-1534213
(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)            File No.)             Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)



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 Item 5.  Other Events and Regulation FD Disclosure.

         On January 23, 2003, Applera Corporation ("Applera") announced financial results of Applera and its business units for the second quarter of its 2003 fiscal year and outlook for the 2003 fiscal year. Attached hereto as
Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on January 23, 2003, with respect to financial results for the second quarter of fiscal year 2003 of Applera and Applera's Applied Biosystems Group and outlook for the 2003 fiscal year for Applera's Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on January 23, 2003, with respect to financial results for the second quarter of fiscal year 2003 of Applera and Applera's Celera Genomics Group and outlook for the 2003 fiscal year for Applera's Celera Genomics Group.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this Report:

         Exhibit No.                        Description

               99.1 Press Release issued January 23, 2003, with respect to financial results of and outlook for Applera and Applera's Applied Biosystems Group.

               99.2 Press Release issued January 23, 2003, with respect to financial results of and outlook for Applera and Applera's Celera Genomics Group.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                APPLERA CORPORATION


                                                By:  /s/ Dennis L. Winger
                                                    ----------------------------
                                                    Dennis L. Winger
                                                    Senior Vice President and
                                                    Chief Financial Officer









Dated:  January 23, 2003


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                                  EXHIBIT INDEX


           Exhibit No.                     Description

                99.1 Press Release issued January 23, 2003, with respect to financial results of and outlook for Applera and Applera's Applied Biosystems Group.

                99.2 Press Release issued January 23, 2003, with respect to financial results of and outlook for Applera and Applera's Celera Genomics Group.